SUPPLEMENT

dated July 21, 2021 to the

STATUTORY PROSPECTUS

and the

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

dated May 31, 2021

Yorktown Treasury Advanced Total Return Fund

(Institutional Class Shares)

Yorktown Growth Fund

Yorktown Capital Appreciation Fund

Yorktown Short Term Bond Fund

Yorktown Master Allocation Fund

Yorktown Small Cap Fund

(Class A, Class L, and Institutional Class Shares)

Yorktown Multi-Sector Bond Fund

(Class A, Class L, Institutional Class, and Class C Shares)

Effective July 21, 2021, the Statutory Prospectus of the Yorktown Funds is hereby amended to reflect the following information:

“Section 4 | HOW YOU CAN BUY AND SELL SHARES – Class C Shares” of the Statutory Prospectus is deleted and replaced as follows:

“Class C Shares

Class C shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. However, Class C shares of the Fund pay an annual 12b-1 shareholder servicing fee of 0.25% of average daily net assets and an additional distribution fee of 0.75% per annum of average daily net assets.

In order to recover commissions paid to dealers on investments in Class C shares, shareholders will be charged a contingent deferred sales charge (“CDSC”) of 1.00% of up to the total value of their redemption if they redeem shares within thirteen (13) months from the date of purchase. No CDSC is charged on reinvested dividends or capital gains, amounts purchased more than thirteen months prior to the redemption, increases in the value of the shares owned, upon the event of the death of the shareholder (unless the account is held in joint name and the survivor liquidates the shares) or shares placed in qualified plans employing a third party administrator.

Class C Shares will be converted to Class A Shares in the following instances:

•	Beginning July 21, 2021, Class C shares positions will convert to Class A shares after 8 years; or if Class C shares held in an account with a third-party broker of record are transferred to an account with the Distributor after July 21, 2021, those Class C shares accounts will be converted to Class A shares accounts in the month following the transfer.

The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Trust’s management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not

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binding on, and may be rejected by, the Trust until it has been confirmed in writing by the Trust and payment has been received.”

Effective July 21, 2021, the SAI of the Yorktown Funds is hereby amended to reflect the following information:

The section, “GENERAL – Class C Shares (Multi-Sector Bond Fund Only)” of the SAI is deleted and replaced as follows:

“Class C Shares (Multi-Sector Bond Fund Only) have no up-front sales charges, but are subject to deferred sales charges. Class C Shares also charge an ongoing 12b-1 fee of 1.00% annually. Class C Shares may charge a deferred sales charge of 1.00% if shares are redeemed within 13 months after purchase. Beginning July 21, 2021, Class C shares positions will convert to Class A shares after 8 years; or if Class C shares held in an account with a third-party broker of record are transferred to an account with the Distributor after July 21, 2021, those Class C shares accounts will be converted to Class A shares accounts in the month following the transfer.”

Please retain this supplement with your records.

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